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                                                                  Exhibit 10(ff)

                     JOINDER TO REVOLVING CREDIT AGREEMENT


         This JOINDER TO REVOLVING CREDIT AGREEMENT ("Joinder Agreement") is made and entered into as of this 1st day of September, 2000 by BAYERISCHE HYPO-UND VEREINSBANK, NEW YORK BRANCH (the "Joining Lender") for the benefit of the Borrower, the Co-Arrangers and the Lenders under that certain Revolving Credit Agreement dated as of July 31, 2000 (the "Credit Agreement") among GGP Limited Partnership, GGPLP L.L.C., Bank of America, N.A., U.S. Bank National Association, Dresdner Bank AG, New York and Grand Cayman Branches, and the institutions from time to time parties thereto as Lenders. Capitalized terms used and not otherwise defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

         Pursuant to Section 3.2 of the Credit Agreement, the Joining Lender hereby joins in and becomes a party to the Credit Agreement and the other Loan Documents, and assumes all of the obligations of a Lender thereunder, all upon and subject to the terms and conditions set forth in the said Section 3.2, and with the effect as provided therein.

         In witness of the foregoing, the Joining Lender has executed and delivered this Joinder Agreement to the Borrower, the Co-Arrangers and the Lenders as of the day and year first set forth above.

JOINING LENDER:                            BAYERISCHE HYPO- UND
--------------                             VEREINSBANK, NEW YORK BRANCH


                                           By: ____________________________

                                           Name: __________________________

                                           Title: _________________________


Revolving Credit Commitment: $25,000,000   Notice Address, Domestic Lending
                                           --------------------------------
                                           Office and Eurodollar Lending Office:
                                           -------------------------------------

                                           Bayerische Hypo- und Vereinsbank
                                           150 East 42/nd/ Street
                                           New York, NY 10017
                                           Attention: Christine Elcik
                                           Telephone: (212) 672-5740
                                           Facsimile: (212) 672-5527
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                    CONSENT TO JOINDER AND ACKNOWLEDGEMENT

         Pursuant to and as required by Section 3.1 of the Credit Agreement, the Co-Arrangers and the Borrower hereby consent to the joinder of the Joining Lender pursuant to the foregoing Joinder Agreement, and to the increase in the Maximum Aggregate Commitment Amount resulting therefrom, which Maximum Aggregate Commitment Amount, after giving effect to the foregoing Joinder Agreement, is acknowledged to be $160,000,000.

BORROWER:                         GGPLP L.L.C., a Delaware limited liability
--------                          company


                                  By: GGP LIMITED PARTNERSHIP, a
                                      Delaware limited partnership, its sole
                                      managing member

                                      By: GENERAL GROWTH
                                          PROPERTIES, INC., a Delaware
                                          corporation, its sole general partner


                                          By: ____________________________
                                          Name:  Bernard Freibaum
                                          Title: Executive Vice President


                                  GGP LIMITED PARTNERSHIP, a Delaware
                                  limited partnership

                                  By: GENERAL GROWTH PROPERTIES,
                                      INC., a Delaware corporation, its sole
                                      general partner


                                      By: ________________________________
                                          Name:  Bernard Freibaum
                                          Title: Executive Vice President

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SYNDICATION AGENT AND LENDER:     U.S. BANK NATIONAL ASSOCIATION,
----------------------------      a national banking association


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title:_________________________________




ADMINISTRATIVE AGENT AND LENDER:  BANK OF AMERICA, N.A., a national
-------------------------------   banking association


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________




DOCUMENTATION AGENT and LENDER:   DRESDNER BANK AG, NEW YORK AND
------------------------------    GRAND CAYMAN BRANCHES


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________

                                  By:   _________________________________
                                  Name: _________________________________
                                  Title: ________________________________

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